Available-For-Sale Securitie (Additional Information) (Details) - USD ($) $ in Thousands		12 Months Ended
		Sep. 30, 2025	Sep. 30, 2024
Debt Securities, Available-for-Sale [Line Items]
Available-for-sale securities	[1]		$ 311,162
Proceeds from sale of available-for-sale securities		$ 169,993

[1]	Available-for-sale securities with maturities longer than 90 days from the date of acquisition were classified as short-term interest-bearing investments and available-for-sale securities with maturities of 90 days or less from the date of acquisition were included in cash and cash equivalents on the Company’s consolidated balance sheets. As of September 30, 2025, all the securities were classified as cash and cash equivalents and as of September 30, 2024, $168,242 of securities were classified as short-term interest-bearing investments and $142,920 of securities were classified as cash and cash equivalents.